Pledged Assets and Collateral [Text Block]	6 Months Ended
Sep. 30, 2020
Text Block [Abstract]
Pledged Assets and Collateral [Text Block]
7.    PLEDGED ASSETS AND COLLATERAL
At September 30, 2020, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2020
(in millions)
Trading account securities	¥9,578,255
Investment securities	18,831,013
Loans	13,827,599
Other	16,775

Total	¥42,253,642

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2020
(in millions)
Deposits	¥215,110
Payables under repurchase agreements and securities lending transactions	14,638,080
Other short-term borrowings and long-term debt	27,374,865
Other	25,587

Total	¥42,253,642

At September 30, 2020, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥21,322,674 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.
The MUFG Group engages in
on-balance
sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.
At March 31, 2020 and September 30, 2020, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥1,696,108 million and ¥1,484,866 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,125,305 million and ¥1,108,155 million, respectively.